UNITED STATES
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PACE® Select Advisors Trust

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PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE® Select Advisors Trust | Information Statement

787 Seventh Avenue
New York, New York 10019

February 23, 2024

Dear Shareholder,

UBS Asset Management (Americas) Inc. ("UBS AM"), the manager of PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments and PACE International Equity Investments (each a "Fund," and together, the "Funds"), selects subadvisors for the Funds, each a portfolio of PACE Select Advisors Trust (the "Trust"), subject to approval of the Board of Trustees (the "Board" or "Trustees") of the Trust. A significant service you receive with the Funds is the on-going oversight by UBS AM of the Funds' subadvisors.

First, we are pleased to inform you that, at the recommendation of UBS AM, the Board has appointed Victory Capital Management Inc., through its business unit branded as Integrity Asset Management

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("Victory"), and ARGA Investment Management, LP ("ARGA"), to serve as new subadvisors to PACE Small/Medium Co Value Equity Investments. Victory and ARGA each assumed investment advisory responsibility with respect to separate portions (each separate portion of a Fund's assets, an "Allocated Portion") of PACE Small/Medium Co Value Equity Investments' portfolio on December 19, 2023. In addition, at the recommendation of UBS AM, the Board has terminated Huber Capital Management, LLC as subadvisor to PACE Small/Medium Co Value Equity Investments, effective as of the close of business on December 19, 2023.

Second, we are pleased to inform you that UBS AM has entered into a new investment subadvisory agreement (the "New Riverbridge Subadvisory Agreement"), on behalf of PACE Small/Medium Co Growth Equity Investments, with Riverbridge Partners, LLC ("Riverbridge") as a result of a transaction (the "Riverbridge Transaction") that provided for the sale of a majority equity interest in Riverbridge from Northill US Holdings Inc. ("Northill") to employees of Riverbridge, effective December 14, 2023. Subsequent to the closing of the Riverbridge Transaction, Riverbridge employees increased their ownership to over 70% of the firm's equity, and Lincoln Peak Capital Management, LLC became a minority shareholder and owns the remaining equity interests in Riverbridge. The New Riverbridge Subadvisory Agreement is not expected to result in any material changes to the management of Riverbridge's Allocated Portion of PACE Small/Medium Co Growth Equity Investments, including to the relevant investment strategies, fees, or portfolio management team.

Riverbridge has been a subadvisor to PACE Small/Medium Co Growth Equity Investments since October 2005. The terms of the New Riverbridge Subadvisory Agreement are substantially identical to those of the prior investment subadvisory agreement between UBS AM and Riverbridge that was in place prior to the Riverbridge Transaction (the "Prior Riverbridge Subadvisory Agreement").

Lastly, we are pleased to inform you that UBS AM has entered into a new investment subadvisory agreement (the "New Los Angeles

Capital Subadvisory Agreement"), on behalf of PACE International Equity Investments, with Los Angeles Capital Management LLC ("Los Angeles Capital") as a result of a transaction pursuant to which new equity interests in Los Angeles Capital were offered to its employees (the "Los Angeles Capital Transaction"). Upon consummation of the Los Angeles Capital Transaction, the ownership of Hal Reynolds, a founder and Co-Chief Investment Officer of Los Angeles Capital and a portfolio manager for PACE International Equity Investments, fell below 25% of the firm's voting equity. The New Los Angeles Capital Subadvisory Agreement is not expected to result in any material changes to the management of Los Angeles Capital's Allocated Portion of PACE International Equity Investments, including to the relevant investment strategies, fees, or portfolio management team.

Los Angeles Capital has been a subadvisor to PACE International Equity Investments since September 2013. The terms of the New Los Angeles Capital Subadvisory Agreement are substantially identical to those of the prior investment subadvisory agreement between UBS AM and Los Angeles Capital that was in place prior to the Los Angeles Capital Transaction (the "Prior Los Angeles Capital Subadvisory Agreement").

Sapience Investments, LLC and Kayne Anderson Rudnick Investment Management, LLC also currently serve as subadvisors of PACE Small/Medium Co Value Equity Investments. Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC also currently serve as subadvisors of PACE Small/Medium Co Growth Equity Investments. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Mondrian Investment Partners Limited also currently serve as subadvisors for PACE International Equity Investments. Each of the aforementioned subadvisors are responsible for managing an Allocated Portion of the relevant Fund's assets. Each subadvisor manages a portion of the relevant Fund's portfolio as allocated by UBS AM and overseen by the Board, with each employing different investment strategies, as discussed in the Fund's prospectus. The relative value of each subadvisor's share of the relevant Fund's assets may change over time.

Please note that, in reliance on exemptive relief obtained by UBS AM and the Trust from the US Securities and Exchange Commission ("SEC"), the appointments of Victory and ARGA and the approval of the investment subadvisory agreements between UBS AM and Victory, between UBS AM and ARGA, between UBS AM and Riverbridge, and between UBS AM and Los Angeles Capital (each a "Subadvisory Agreement") on the Funds' behalf do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy. The purpose of this document is to provide you with additional information about these changes that we are required to make available to you.

Information regarding the PACESM Select Advisors Program

The PACESM Select Advisors Program ("PACE Program") and the Trust are designed to assist you in devising an asset allocation strategy to meet your individual needs. Through the PACE Program, UBS Financial Services Inc. combines its ability to evaluate your investment objectives and risk tolerance, based on information that you provide, with professional investment advice and provides a suggested allocation of your assets among the portfolios of the Trust that conforms to the evaluation of those tolerances and objectives. Class P shares of the Trust are offered through the PACE Program, certain other advisory programs and through certain brokerage platforms. Other share classes are offered to investors not participating in the PACE Program or the applicable other advisory programs and brokerage platforms.

Information regarding UBS AM

UBS AM is the manager and primary provider of investment advisory services to each portfolio of the Trust, including the Funds. Pursuant to an investment management and administration agreement with the Trust ("Management Agreement"), UBS AM administers the Trust's affairs and has the ultimate authority, subject to oversight of the Trust's Board, to oversee the subadvisors for the Funds and recommend their hiring, termination and replacement and to allocate assets among the Funds' subadvisors. UBS AM continuously supervises and monitors the performance of each subadvisor on a quantitative and qualitative basis and regularly evaluates each subadvisor's investment strategy and investment performance as well as the consistency of the subadvisor's investment approach with each of the Funds' investment objectives. In evaluating each subadvisor, UBS AM reviews a number of factors, including, but not limited to, the subadvisor's past investment performance during various market conditions, continued ability to meet the applicable fund's investment objective, investment management philosophy and processes employed, experience and qualifi-

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cations of key personnel, financial condition and stability, the correlation of the subadvisor's investment approach with those of other subadvisors of the applicable fund and the structure of the fund's overall portfolio.

UBS Asset Management (US) Inc. ("UBS AM (US)"), an affiliate of UBS AM, serves as the principal underwriter of each portfolio's shares under an underwriting contract that requires UBS AM (US) to use its best efforts, consistent with its other businesses, to sell each portfolio's shares. Pursuant to an agreement with UBS AM (US), UBS Financial Services Inc. also serves as a dealer for the portfolios' shares. As of December 31, 2023, UBS AM had approximately $365.3 billion in assets under management. UBS AM is an indirect asset management subsidiary of UBS Group AG and a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of December 31, 2023. UBS Group AG is an internationally diversified organization headquartered in Zurich, Switzerland with operations in many areas of the financial services industry. The principal business offices of UBS AM and UBS AM (US) are located at One North Wacker Drive, Chicago, Illinois 60606, and at 787 Seventh Avenue, New York, New York 10019. The principal business office of UBS Financial Services Inc. is located at 1285 Avenue of the Americas, New York, New York 10019-6028.

PACE Small/Medium Co Value Equity Investments

Background

At the recommendation of UBS AM, the Board appointed Victory and ARGA as new subadvisors for the Fund and approved each corresponding Subadvisory Agreement at a meeting held on September 27, 2023. Victory and ARGA assumed investment advisory responsibilities and each Subadvisory Agreement became effective on December 19, 2023. The Trustees determined to approve each Subadvisory Agreement after a thorough analysis of the proposed services to be provided by each of Victory and ARGA. The material factors considered by the Trustees in approving the Subadvisory Agreements are set forth below under "PACE Small/Medium Co Value Equity Investments—Trustees' considerations—Victory" and "PACE Small/Medium Co Value Equity Investments—Trustees' considerations—ARGA."

Investment strategies of Victory

In managing its Allocated Portion of PACE Small Medium Co Value Equity Investments' assets, Victory seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. Victory employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment. Victory finds these value-oriented investments by, among other things: (1) rigorously analyzing the company's financial characteristics and assessing the quality of the company's management; (2) considering comparative price-to-book, price-to-sales, and price-to-cash flow ratios; and (3) analyzing cash flows to identify stocks with the most attractive potential returns.

Victory regularly reviews its investments and will sell securities when it believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with Victory's process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company or (4) other investments available are considered to be more attractive.

Victory's investment process integrates what the manager believes to be material ESG considerations into the research process as part of the overall investment mosaic. ESG integration is driven by taking into account material ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. Victory utilizes data from third-party ESG research providers to assess ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Victory's portfolio managers may still invest in securities which present ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

Investment strategies of ARGA

In managing its Allocated Portion of PACE Small Medium Co Value Equity Investments' assets, ARGA invests in what it believes to be under-valued businesses based on long-term earnings power and dividend-paying capability. ARGA's investment approach is based on fundamental research and present value. ARGA believes investor sentiment and management behavior create recurring investment opportunities. ARGA's strategy is based on a view that, at times, companies face temporary challenges from macroeconomic, regulatory, industry or company-specific factors that impact fundamentals, and that although such factors are frequently transitory in nature, they can have a disproportionate adverse impact on a company's valuation. As these factors dissipate over a longer horizon and companies overcome these temporary setbacks, valuations recover. ARGA uses a dividend discount model to select stocks that trade at a discount to intrinsic value based on expected long-term earnings and dividends. ARGA limits downside risk through company stress tests, diversification across industries, geographies and currencies and adherence to portfolio construction guidelines that balance return and risk. ARGA considers economic conditions, company quality and environmental, social and governance matters that may magnify risk. As ARGA does not consider market indices, there may be periods when the strategy's performance fluctuates widely from market indices.

ARGA's investment process integrates material ESG considerations into the research process for all portfolio investments and portfolio holdings for which ESG data is available. ESG integration is driven by taking into account material sustainability and/or ESG risks which could impact investment returns, rather than being driven by specific ethical principles or norms. ARGA utilizes data from third-party ESG research providers to assess sustainability and/or ESG risks. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. ARGA's portfolio managers may still invest in securities which present sustainability and/or ESG risks, including where the portfolio managers believe the potential compensation outweighs the risks identified.

PACE Small/Medium Co Growth Equity Investments

Background

The Riverbridge Transaction resulted in an "assignment" and automatic termination of the Prior Riverbridge Subadvisory Agreement between UBS AM and Riverbridge under the Investment Company Act of 1940, as amended ("Investment Company Act"), and the rules thereunder. UBS AM has entered into the New Riverbridge Subadvisory Agreement with Riverbridge, under which Riverbridge continues to manage an Allocated Portion of PACE Small/Medium Co Growth Equity Investments' portfolio as allocated by UBS AM, subject to the Board's oversight. The terms of the New Riverbridge Subadvisory Agreement are substantially identical to those of the Prior Riverbridge Subadvisory Agreement. The Riverbridge Transaction has not resulted in any material changes to the investment team's management of the relevant portion of PACE Small/Medium Co Growth Equity Investments or to the relevant investment strategies, fees, or portfolio management team.

The New Riverbridge Subadvisory Agreement was approved by the Board at a meeting held November 29, 2023 in anticipation of the Riverbridge Transaction, at the recommendation of UBS AM, and became effective as of December 14, 2023. The Trustees determined to approve the New Riverbridge Subadvisory Agreement after a thorough analysis of any impact the Riverbridge Transaction may have on the Fund. The material factors considered by the Trustees in approving the New Riverbridge Subadvisory Agreement are set forth below under "PACE Small/Medium Co Growth Equity Investments—Trustees' considerations."

Investment strategies of Riverbridge

In managing its Allocated Portion of PACE Small/Medium Co Growth Equity Investments' assets, Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

PACE International Equity Investments

Background

The Los Angeles Capital Transaction resulted in an "assignment" and automatic termination of the Prior Los Angeles Capital Subadvisory Agreement between UBS AM and Los Angeles Capital under the Investment Company Act and the rules thereunder. UBS AM has entered into the New Los Angeles Capital Subadvisory Agreement with Los Angeles Capital, under which Los Angeles Capital continues to manage an Allocated Portion of PACE International Equity Investments' portfolio as allocated by UBS AM, subject to the Board's oversight. The terms of the New Los Angeles Capital Subadvisory Agreement are substantially identical to those of the Prior Los Angeles Capital Subadvisory Agreement. The Los Angeles Capital Transaction has not resulted in any material changes to the investment team's management of the relevant portion of PACE International Equity Investments or to the relevant investment strategies, fees, or portfolio management team.

The New Los Angeles Capital Subadvisory Agreement was approved by the Board at a meeting held on September 27, 2023 in anticipation of the Los Angeles Capital Transaction, at the recommendation of UBS AM, and became effective as of January 1, 2024. The Trustees determined to approve the New Los Angeles Capital Subadvisory Agreement after a thorough analysis of any impact the Los Angeles Capital Transaction may have on the Fund. The material factors considered by the Trustees in approving the New Los Angeles Capital Subadvisory Agreement are set forth below under "PACE International Equity Investments—Trustees' considerations".

Investment strategies of Los Angeles Capital

In managing its Allocated Portion of PACE International Equity Investments' assets, Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. When Los Angeles Capital sells a security short, it may invest the proceeds from that sale in additional securities. (For example, if Los Angeles Capital were responsible for $100 of fund assets, it may take traditional long positions in equity securities with the full $100, borrow and sell short $30 of equity securities, and also invest long the $30 received upon the initial short sale, resulting in long/short equity exposure, as percentages of its assets, of "130/30"). Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of global equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment. Security weights, both long and short, are assigned through an integrated optimization process which identifies the portfolio with the highest expected return for an acceptable level of risk. Los Angeles Capital also employs monitoring tools and certain additional constraints to ensure compliance with global short sale regulations. The portfolio is rebalanced periodically using the quantitative model. Los Angeles Capital seeks to generate incremental investment returns above PACE International Equity

Investments' benchmark, while attempting to control investment risk relative to the benchmark.

While Los Angeles Capital does not set price targets or valuation constraints, it will sell or short sell a security if it no longer has the desired risk characteristics, or if there are concerns about a particular company's merits. As economic conditions change and investor risk preferences evolve, Los Angeles Capital's forecasts will change accordingly. Los Angeles Capital closely monitors its short positions and borrowing costs. In addition, Los Angeles Capital will ordinarily seek to almost fully invest its Allocated Portion of PACE International Equity Investments' portfolio.

Los Angeles Capital's investment process integrates material ESG factors into the investment process for actively managed portfolios. ESG integration is driven by taking into account material sustainability and ESG risks that could impact investment returns, rather than being driven by specific ethical principles or norms. Los Angeles Capital utilizes data from third-party ESG research providers in its model process and also conducts its own research to help assess risks and opportunities associated with sustainability and ESG. ESG data and research can be inaccurate, based on limited inputs and subjective and thus presents risks. Los Angeles Capital's portfolio managers may still invest in securities which present sustainability or ESG risks, including where the portfolio managers believe the potential for benefit outweighs the risks identified.

New Subadvisory Agreements

Under the relevant Subadvisory Agreement, subject to the supervision and direction of the Trustees and review by UBS AM and any written guidelines adopted by the Board or UBS AM, each of Victory, ARGA, Riverbridge and Los Angeles Capital, respectively, will provide a continuous investment program for the relevant Fund (or any Allocated Portion thereof), including investment research and discretionary management with respect to all securities and investments and cash equivalents, and make decisions with respect to, and place orders for, all purchases and sales of the relevant Fund's investments for its Allocated

Portion, all in accordance with the relevant Fund's investment objective, policies and restrictions as stated in the Trust's currently effective registration statement under the Investment Company Act.

Under the relevant Subadvisory Agreement, each of Victory, ARGA, Riverbridge and Los Angeles Capital will bear all expenses incurred by it in connection with its services to its Allocated Portion of the relevant Fund, but Victory, ARGA, Riverbridge and Los Angeles Capital, respectively, will not be responsible for any expenses incurred by the Trust, the relevant Fund, or UBS AM.

For the services provided and the expenses assumed by each of Victory, ARGA, Riverbridge and Los Angeles Capital, under the relevant Subadvisory Agreement, UBS AM (not the Funds) will pay to each of Victory, ARGA, Riverbridge and Los Angeles Capital a fee, computed daily and payable monthly, based on an annual percentage of the average daily net assets of each subadvisor's respective Allocated Portion of the relevant Fund.

Each Subadvisory Agreement will remain in effect for two years after its effective date and will continue thereafter for successive periods of twelve months each, provided that its continuance is approved at least annually (i) by a vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval or (ii) by vote of a majority of the outstanding voting securities of the Funds.

Each Subadvisory Agreement provides that it will terminate automatically in the event of its "assignment," as defined in the Investment Company Act, or upon the termination of the Funds' Management Agreement with UBS AM. Each Subadvisory Agreement provides for termination, without payment of any penalty, by vote of the Board or by a vote of a majority of the relevant Fund's outstanding voting securities on 30 days' written notice to the relevant subadvisor. UBS AM also may terminate each Subadvisory Agreement, without payment of any penalty: (i) upon 120 days' written notice to the relevant subadvi-

sor; (ii) upon material breach by the relevant subadvisor of any of the representations, warranties and agreements contained in the Subadvisory Agreement; or (iii) immediately if, in the reasonable judgment of UBS AM, the relevant subadvisor becomes unable to discharge its duties and obligations under the Subadvisory Agreement, including circumstances such as financial insolvency or other circumstances that could adversely affect the relevant Fund. The Subadvisory Agreements provide that the relevant subadvisor may terminate the Subadvisory Agreement, without payment of any penalty, on 120 days' written notice to UBS AM.

As described below under "Additional Information—SEC Exemptive Order," UBS AM has received an exemptive order from the SEC enabling it to enter into an investment subadvisory agreement with a subadvisor that has not been approved by a vote of the majority of the outstanding voting securities of a portfolio if certain conditions are met.

Each Subadvisory Agreement provides that the relevant subadvisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the relevant Fund, the Trust or its shareholders or by UBS AM in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadvisory Agreement.

PACE Small/Medium Co Value Equity Investments—Trustees' considerations—Victory

Background—At a meeting of the Board on September 27, 2023, the members of the Board, including the Independent Trustees, considered and approved the proposed Subadvisory Agreement between UBS AM and Victory with respect to PACE Small/Medium Co Value Equity Investments. Management discussed with the Board its proposal to reduce the target allocation of the Fund's assets managed by an existing subadvisor and to reallocate the resulting difference to Victory and to appoint Victory as a subadvisor to the Fund. In considering the approval of the Subadvisory Agreement with Victory, the Board was able to draw on its knowledge of the Trust, its funds and UBS AM. The Board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other funds of the Trust, including the extensive materials the Board had previously reviewed in connection with the annual reconsideration of the contracts for the funds. The Board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending Victory as a subadvisor to PACE Small/Medium Co Value Equity Investments.

In its consideration of the approval of the Subadvisory Agreement with Victory, the Board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The Board's evaluation of the services to be provided by Victory to PACE Small/Medium Co Value Equity Investments took into account the Board's knowledge and familiarity gained as Trustees of funds in the UBS New York fund complex, including the Trust and its funds. It reviewed the purposes and investment objective of PACE Small/Medium Co Value Equity Investments and UBS AM's overall plan to meet the Fund's stated purposes and objective. The Board considered management's reasons for recommending the appointment of Victory as a subadvisor to PACE Small/Medium Co Value Equity Investments, including its "due diligence" concerning Victory and its belief that adding Victory's strategy would provide an opportunity to increase the Fund's return potential. The Board also received materials from Victory detailing its investment philosophy and spoke with representatives of Victory, who discussed with the Board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to PACE Small/Medium Co Value Equity Investments under the proposed Subadvisory Agreement with Victory.

Subadvisory fee—The Board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Victory in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Victory. The Board noted that the proposed contractual subadvisory fee, along with the other subadvisory changes proposed by UBS AM, would result in a net decrease in the annualized subadvisory fees paid by UBS AM with respect to PACE Small/Medium Co Value Equity Investments. The Board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Fund under the Subadvisory Agreement with Victory.

Fund performance—The Board received and considered performance information for the strategy provided by Victory. The Board also noted that, as Victory would be a new subadvisor to PACE Small/Medium Co Value Equity Investments, the current performance of the Fund was not a significant factor in the consideration of the approval of the Subadvisory Agreement with Victory.

Advisor profitability—Profitability of Victory or its affiliates or UBS AM or its affiliates in providing services to the Fund was not a significant factor considered by the Board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund.

Economies of scale—The Board noted that, as the subadvisory fee for PACE Small/Medium Co Value Equity Investments would be paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Victory—The Board was informed by management that Victory's relationship with PACE Small/Medium Co Value Equity Investments would be limited to its provision of subadvisory services to the Fund and that therefore management believed that Victory would not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which would also potentially benefit the Fund). The Board recognized that Victory could receive intangible benefits from its association with PACE Small/Medium Co Value Equity Investments, such as increased name recognition or publicity from being selected as a subadvisor to the Fund after an extensive review process. Similarly, PACE Small/Medium Co Value Equity Investments could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the Board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement with Victory for PACE Small/Medium Co Value Equity Investments. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Subadvisory Agreement with Victory. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Small/Medium Co Value Equity Investments—Trustees' considerations—ARGA

Background—At a meeting of the Board on September 27, 2023, the members of the Board, including the Independent Trustees, considered and approved the proposed Subadvisory Agreement between UBS AM and ARGA with respect to PACE Small/Medium Co Value Equity Investments. Management discussed with the Board its proposal to terminate one current subadvisor, to reallocate the portion of the assets managed by an existing subadvisor to ARGA and to appoint ARGA as a subadvisor to the Fund. In considering the approval of the Subadvisory Agreement with ARGA, the Board was able to draw on its knowledge of the Trust, its funds and UBS AM. The Board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other funds of the Trust, including the extensive materials the Board had previously reviewed in connection with the annual reconsideration of the contracts for the funds. The Board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending ARGA as a subadvisor to PACE Small/Medium Co Value Equity Investments.

In its consideration of the approval of the Subadvisory Agreement with ARGA, the Board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The Board's evaluation of the services to be provided by ARGA to PACE Small/Medium Co Value Equity Investments took into account the Board's knowledge and familiarity gained as Trustees of funds in the UBS New York fund complex, including the Trust and its funds. It reviewed the purposes and investment objective of PACE Small/Medium Co Value Equity Investments and UBS AM's overall plan to meet the Fund's stated purposes and objective. The Board considered management's reasons for recommending the appointment of ARGA as a subadvisor to PACE Small/Medium Co Value Equity Investments, including its "due diligence" concerning ARGA and its belief that adding ARGA's strategy would provide an opportunity to increase the Fund's return potential. The Board also received materials from ARGA detailing its investment philosophy and spoke with representatives of ARGA, who discussed with the Board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The Board took into account its familiarity with ARGA as a subadvisor to PACE International Emerging Markets Equity Investments, a different series of the Trust. The Board concluded that, overall, it was satisfied with the nature, extent quality of services expected to be provided to PACE Small/Medium Co Value Equity Investments under the proposed Subadvisory Agreement with ARGA.

Subadvisory fee—The Board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to ARGA in light of the nature, extent and quality of the subadvisory services anticipated to be provided by ARGA. The Board noted that the proposed contractual subadvisory fee, along with the other subadvisory changes proposed by UBS AM, would result in a net decrease in the annualized subadvisory fees paid by UBS AM with respect to PACE Small/Medium Co Value Equity Investments. The Board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and qual-

ity of the services proposed to be provided to the Fund under the Subadvisory Agreement with ARGA.

Fund performance—The Board received and considered performance information for the strategy provided by ARGA. The Board also noted that, as ARGA would be a new subadvisor to PACE Small/Medium Co Value Equity Investments, the current performance of the Fund was not a significant factor in the consideration of the approval of the Subadvisory Agreement with ARGA.

Advisor profitability—Profitability of ARGA or its affiliates or UBS AM or its affiliates in providing services to PACE Small/Medium Co Value Equity Investments was not a significant factor considered by the Board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund.

Economies of scale—The Board noted that, as the subadvisory fee for PACE Small/Medium Co Value Equity Investments would be paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to ARGA—The Board was informed by management that ARGA's relationship with PACE Small/Medium Co Value Equity Investments would be limited to its provision of subadvisory services to the Fund and that therefore management believed that ARGA would not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which would also potentially benefit the Fund). The Board recognized that ARGA could receive intangible benefits from its association with PACE Small/Medium Co Value Equity Investments, such as increased name recognition or publicity from being selected as a subadvisor to the Fund after an extensive review process. Similarly, PACE Small/Medium Co Value Equity Investments could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the Board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement with ARGA for PACE Small/Medium Co Value Equity Investments. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Subadvisory Agreement with ARGA. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Small/Medium Co Growth Equity Investments—Trustees' considerations

Background—At a meeting of the Board on November 29, 2023, the members of the Board, including the Independent Trustees, considered and approved the proposed New Riverbridge Subadvisory Agreement between UBS AM and Riverbridge with respect to PACE Small/Medium Co Growth Equity Investments. Management explained that Riverbridge had announced an agreement with Northill to acquire Northill's interests in Riverbridge. Management noted that following the Riverbridge Transaction, Riverbridge principals will increase their ownership of the company's equity sufficiently to constitute a change in control for regulatory purposes. Management further explained that this change in control would cause the automatic termination of the Prior Riverbridge Subadvisory Agreement upon consummation of the Riverbridge Transaction. Management noted that if approved, the proposed New Riverbridge Subadvisory Agreement would become effective upon consummation of the Riverbridge Transaction. Management stated that the proposed New Riverbridge Subadvisory Agreement has substantially the same terms as the Prior Riverbridge Subadvisory Agreement, including the fee rates payable thereunder. The Board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other funds of the Trust, including the extensive materials the Board had previously reviewed in connection with the annual reconsideration of the contracts for the funds. The Board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Riverbridge continue to serve as a subadvisor to PACE Small/Medium Co Growth Equity Investments.

In its consideration of the approval of the New Riverbridge Subadvisory Agreement, the Board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The Board's evaluation of the services to be provided by Riverbridge to PACE Small/Medium Co Growth Equity Investments took into account the Board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its funds. The Board considered management's reasons for recommending that Riverbridge continue to serve as a subadvisor to PACE Small/Medium Co Growth Equity Investments, including that there were no expected material changes with respect to the current investment team or its management of the Fund as a result of the Riverbridge Transaction. In considering the approval of the New Riverbridge Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, its funds and UBS AM. The Board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Riverbridge who discussed with the Board the investment philosophy and the backgrounds and qualifications of the investment team. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to PACE Small/Medium Co Growth Equity Investments under the New Riverbridge Subadvisory Agreement.

Subadvisory fee—The Board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Riverbridge in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Riverbridge. The Board noted that the subadvisory fee rate in the New Riverbridge Subadvisory Agreement was the same as that in the Prior Riverbridge Subadvisory Agreement. The Board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to PACE Small/Medium Co Growth Equity Investments under the New Riverbridge Subadvisory Agreement.

Fund performance—The Board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The Board also noted that UBS AM believes that PACE Small/Medium Co Growth Equity Investments' investment team would continue to perform at the same level as it did prior to the Riverbridge Transaction. The Board concluded that, overall, it was satisfied with the performance of PACE Small/Medium Co Growth Equity Investments.

Advisor profitability—Profitability of Riverbridge or its affiliates or UBS AM or its affiliates in providing services to PACE Small/Medium Co Growth Equity Investments was not a significant factor considered by the Board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund. As noted above, the Board observed that the contractual subadvisory fee paid by UBS AM to Riverbridge would be the same as the fee that was paid by UBS AM under the Prior Riverbridge Subadvisory Agreement.

Economies of scale—The Board noted that, as the subadvisory fee for PACE Small/Medium Co Growth Equity Investments would be paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Riverbridge—The Board was informed by management that Riverbridge's relationship with PACE Small/Medium Co Growth Equity Investments would continue to be limited to its provision of subadvisory services to the Fund and that therefore management believed that Riverbridge would not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which would also potentially benefit the Fund). The Board recognized that Riverbridge could receive intangible benefits from its association with PACE Small/Medium Co Growth Equity Investments, such as increased name recognition or publicity from being selected as a subadvisor to the Fund after an extensive review process. Similarly, PACE Small/Medium Co Growth

Equity Investments could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the Board, including a majority of the Independent Trustees, approved the proposed New Riverbridge Subadvisory Agreement for PACE Small/Medium Co Growth Equity Investments. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Riverbridge Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE International Equity Investments—Trustees' considerations

Background—At a meeting of the Board on September 27, 2023, the members of the Board, including the Independent Trustees, considered and approved the proposed New Los Angeles Capital Subadvisory Agreement between UBS AM and Los Angeles Capital with respect to PACE International Equity Investments. Management advised that, as part of Los Angeles Capital's succession planning, it will change its employee equity ownership sufficiently to result in a regulatory change of control and, thus, a termination of the Prior Los Angeles Capital Subadvisory Agreement upon consummation of the Los Angeles Capital Transaction. Management noted that if approved, the proposed New Los Angeles Capital Subadvisory Agreement would become effective upon consummation of the Los Angeles Capital Transaction. Management stated that the proposed New Los Angeles Capital Subadvisory Agreement has substantially the same terms as the Prior Los Angeles Capital Subadvisory Agreement, including the fee rates payable thereunder. The Board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other funds of the Trust, including the extensive materials the Board had previously reviewed in connection with the annual reconsideration of the contracts for the funds. The Board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Los Angeles Capital continue to serve as a subadvisor to PACE International Equity Investments.

In its consideration of the approval of the New Los Angeles Capital Subadvisory Agreement, the Board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The Board's evaluation of the services to be provided by Los Angeles Capital to PACE International Equity Investments took into account the Board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its funds. The Board considered management's reasons for recommending that Los Angeles Capital continue to serve as a subadvisor to PACE International Equity Investments, including that there were no expected material changes with respect to the current investment team or its management of the Fund as a result of the Los Angeles Capital Transaction. In considering the approval of the New Los Angeles Capital Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, its funds and UBS AM. The Board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Los Angeles Capital who discussed with the Board the investment philosophy and the backgrounds and qualifications of the investment team. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to PACE International Equity Investments under the proposed New Los Angeles Capital Subadvisory Agreement.

Subadvisory fee—The Board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Los Angeles Capital in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Los Angeles Capital. The Board noted that the subadvisory fee rate in the New Los Angeles Capital Subadvisory Agreement was the same as that in the Prior Los Angeles Capital Subadvisory Agreement. The Board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to PACE International Equity Investments under the New Los Angeles Capital Subadvisory Agreement.

Fund performance—The Board noted that it previously received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The Board also noted that UBS AM believes that PACE International Equity Investments' investment team would continue to perform at the same level as it did prior to the Los Angeles Capital Transaction. The Board concluded that, overall, it was satisfied with the performance of PACE International Equity Investments.

Advisor profitability—Profitability of Los Angeles Capital or its affiliates or UBS AM or its affiliates in providing services to PACE International Equity Investments was not a significant factor considered by the Board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Fund, and not by the Fund. As noted above, the Board observed that the contractual subadvisory fee paid by UBS AM to Los Angeles Capital would be the same as the fee that was paid by UBS AM under the Prior Los Angeles Capital Subadvisory Agreement.

Economies of scale—The Board noted that, as the subadvisory fee for PACE International Equity Investments would be paid by UBS AM, not by the Fund, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Los Angeles Capital—The Board was informed by management that Los Angeles Capital's relationship with PACE International Equity Investments would continue to be limited to its provision of subadvisory services to the Fund and that therefore management believed that Los Angeles Capital would not receive tangible ancillary benefits as a result of its relationship with the Fund, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Fund (which would also potentially benefit the Fund). The Board recognized that Los Angeles Capital could receive intangible benefits from its association with PACE International Equity Investments, such as increased name recognition or publicity from being selected as a subadvisor to the Fund after an extensive review process. Similarly, PACE International Equity

Investments could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the Board, including a majority of the Independent Trustees, approved the proposed New Los Angeles Capital Subadvisory Agreement for PACE International Equity Investments. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the New Los Angeles Capital Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Additional information

SEC exemptive order

In October 2012, UBS AM and the Trust received an amended exemptive order ("Amended Order") from the SEC exempting them from certain provisions of the Investment Company Act. Specifically, the Amended Order permits the Trust and UBS AM, so long as certain conditions are satisfied, to enter into an investment subadvisory agreement with a subadvisor that has not been approved by a vote of the majority of the outstanding voting securities of a portfolio. The Amended Order generally requires that shareholders of each affected portfolio be notified of an investment subadvisory agreement that has been entered into within 90 days of the effectiveness of the investment subadvisory agreement, and that the portfolio make available to shareholders information similar to that which would have been included in a proxy statement to shareholders.

Additional information about UBS AM, UBS AM (US) and UBS Group AG

UBS AM, a Delaware corporation, is the manager and administrator of the Fund. UBS AM (US), a Delaware corporation, serves as the principal underwriter of the Fund. UBS AM's and UBS AM (US)'s principal business offices are located at One North Wacker Drive, Chicago, Illinois 60606, and at 787 Seventh Avenue, New York, New York

10019. UBS AM and UBS AM (US) are indirect subsidiaries of UBS Group AG. UBS AM is an investment adviser registered with the SEC and a member of the UBS Asset Management Division, which had approximately $1.2 trillion in assets under management worldwide as of December 31, 2023. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland with operations in many areas of the financial services industry. As of December 31, 2023, UBS AM had approximately $365.3 billion in assets under management.

Additional information about Victory

Victory's principal address is 15935 La Cantera Parkway San Antonio, TX 78256. As of December 31, 2023, Victory had approximately $166.6 billion in assets under management. Daniel G. Bandi, Daniel J. DeMonica, Adam I. Friedman, Joe A. Gilbert, J. Bryan Tinsley, and Michael P. Wayton are the portfolio managers primarily responsible for the day-to-day management of Victory's Allocated Portion of PACE Small/Medium Co Value Equity Investments.

The principal executive officers and directors of Victory, as of the date of this document, are set forth below:

Name and Address	Position with Victory*
David C. Brown 15935 La Cantera Parkway San Antonio, TX 78256	Chief Executive Officer and Chairman
Michael Policarpo 15935 La Cantera Parkway San Antonio, TX 78256	President, Chief Financial Officer and Chief Administrative Officer
Nina Gupta 15935 La Cantera Parkway San Antonio, TX 78256	Chief Legal Officer and Head of Human Resource Administration
Lawrence Davanzo 15935 La Cantera Parkway San Antonio, TX 78256	Director

Name and Address	Position with Victory*
Robert V. Delaney Jr. 15935 La Cantera Parkway San Antonio, TX 78256	Director[1]
Richard M. DeMartini 15935 La Cantera Parkway San Antonio, TX 78256	Director[2]
Karin Hirtler-Garvey 15935 La Cantera Parkway San Antonio, TX 78256	Director
Robert J. Hurst 15935 La Cantera Parkway San Antonio, TX 78256	Director[3]
Mary Jackson 15935 La Cantera Parkway San Antonio, TX 78256	Director
Alan H. Rappaport 15935 La Cantera Parkway San Antonio, TX 78256	Director

1  Robert V. Delaney Jr. is also a Partner at Crestview Partners, a private equity firm.

2  Richard M. DeMartini is also Vice Chairman at Crestview Partners, a private equity firm.

3  Robert J. Hurst is also Vice Chairman at Crestview Partners, a private equity firm.

*  Except as noted above, none of the principal executive officers or directors above have principal employment other than their positions with Victory and its affiliates.

Below is information concerning other US registered investment companies with an investment objective similar to that of Victory's Allocated Portion of PACE Small/Medium Co Value Equity Investments, for which Victory acts as the advisor or subadvisor:

Fund	Assets under management (as of December 31, 2023)	Contractual fee rate (as a percentage of average daily net assets) (including breakpoints)
Victory Small/Mid Cap Value Strategy	$306.80 million	0.80%

During the last fiscal year, PACE Small/Medium Co Value Equity Investments did not pay commissions to any affiliated broker of Victory and did not pay any fees to Victory or its affiliates for services provided to PACE Small/Medium Co Value Equity Investments.

Additional information about ARGA

ARGA's principal address is 1010 Washington Boulevard Stamford, CT 06901. As of December 31, 2023, ARGA had approximately $13.6 billion in assets under management. A. Rama Krishna, Sujith P. Kumar, and Robert Mitchell are the portfolio managers primarily responsible for the day-to-day management of ARGA's Allocated Portion of PACE Small/Medium Co Value Equity Investments.

The principal executive officers of ARGA, as of the date of this document, are set forth below:

Name and Address	Position with ARGA*
A. Rama Krishna 1010 Washington Boulevard Stamford, CT 06901	Founder and Chief Investment Officer
Steven Morrow 1010 Washington Boulevard Stamford, CT 06901	Director of Research/Global Business Analyst

Name and Address	Position with ARGA*
Neda Clark 1010 Washington Boulevard Stamford, CT 06901	Chief Compliance Officer
Sholy K. Gopalan VBC Solitaire, No. 47 & 49, Bazullah Road, T. Nagar, Chennai – 600017, India	Chief Operating Officer

*  None of the principal executive officers above have principal employment other than their positions with ARGA and its affiliates.

ARGA does not advise or subadvise any other US registered investment companies with an investment objective similar to that of ARGA's Allocated Portion of PACE Small/Medium Co Value Equity Investments.

During the last fiscal year, PACE Small/Medium Co Value Equity Investments did not pay commissions to any affiliated broker of ARGA and did not pay any fees to ARGA or its affiliates for services provided to PACE Small/Medium Co Value Equity Investments.

Additional information about Riverbridge

Riverbridge's principal address is 80 South 8th Street, Suite 1500, Minneapolis, MN 55402. As of December 31, 2023, Riverbridge had approximately $11.93 billion in assets under management. Ross Johnson is the portfolio manager primarily responsible for the day-to-day management of Riverbridge's Allocated Portion of PACE Small/Medium Co Growth Equity Investments.

The principal executive officers and directors of Riverbridge, as of the date of this document, are set forth below:

Name and Address	Position with Riverbridge*
Mark Thompson 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Chief Manager and Chair, Board of Governors

Name and Address	Position with Riverbridge*
Rick Moulton 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Principal and Managing Director of Equities, Board of Governors
Emily Soltvedt 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Portfolio Manager, Equity Investments, Board of Governors
Ross Johnson 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Chief Investment Officer, Board of Governors
Andrew King 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Director of Relationship Management, Board of Governors
Justin Tennison 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Chief Operating Officer
Andrea Stark 80 South 8th Street, Suite 1500 Minneapolis, MN 55402	Chief Compliance Officer

*  None of the principal executive officers or directors above have principal employment other than their positions with Riverbridge and its affiliates.

Riverbridge does not advise or subadvise any other US registered investment companies with an investment objective similar to that of Riverbridge's Allocated Portion of PACE Small/Medium Co Growth Equity Investments.

During the last fiscal year, Small/Medium Co Growth Equity Investments did not pay commissions to any affiliated broker of Riverbridge and other than sub-advisory fees paid to Riverbridge prior to the Riverbridge Transaction, the Fund did not pay any fees to Riverbridge or its affiliates for services provided to PACE Small/Medium Co Growth Equity Investments.

Additional information about Los Angeles Capital

Los Angeles Capital's principal address is 11150 Santa Monica Blvd, Suite 200, Los Angeles, CA 90025. As of December 31, 2023, Los Angeles Capital had approximately $34.6 billion in assets under management. Hal W. Reynolds, Daniel E. Allen, and Laina Draeger are the portfolio managers primarily responsible for the day-to-day management of Los Angeles Capital's Allocated Portion of PACE International Equity Investments.

The principal executive officers and directors of Los Angeles Capital, as of the date of this document, are set forth below:

Name and Address	Position with Los Angeles Capital*
Tom Stevens 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chairman of the Board of Managers and Senior Portfolio Manager
Daniel Allen 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Executive Officer, President and Senior Portfolio Manager
Hal Reynolds 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Co-Chief Investment Officer and Senior Portfolio Manager
Stuart Matsuda 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Trading Officer
Jennifer Reynolds 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Compliance Officer
Edward Rackham 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Co-Chief Investment Officer

Name and Address	Position with Los Angeles Capital*
Bradford Rowe 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Research Officer
Linda Barker 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Legal Officer and Corporate Secretary
Liz Cunningham 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Financial Officer
Steve Oetomo 11150 Santa Monica Blvd, Suite 200 Los Angeles, CA 90025	Chief Technology Officer

*  None of the principal executive officers or directors above have principal employment other than their positions with Los Angeles Capital.

Los Angeles Capital does not advise or subadvise any other US registered investment companies with an investment objective similar to that of Los Angeles Capital's Allocated Portion of PACE International Equity Investments.

During the last fiscal year, PACE International Equity Investments did not pay commissions to any affiliated broker of Los Angeles Capital and other than sub-advisory fees paid to Los Angeles Capital prior to the Los Angeles Capital Transaction, the Fund did not pay any fees to Los Angeles Capital or its affiliates for services provided to PACE International Equity Investments.

Reports to shareholders

The Trust will furnish, without charge, a copy of the most recent Annual Report and the most recent Semiannual Report succeeding the Annual Report, if any, to shareholders of the Trust upon request. Requests for reports should be made by calling the Trust's transfer agent, BNY Mellon Investment Servicing (US) Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, toll-free at 1-800-647 1568.

*****

If you have any questions, please contact your investment professional.

February 23, 2024
787 Seventh Avenue
New York, NY 10019

© UBS 2024. All rights reserved.
UBS Asset Management (Americas) Inc. is a subsidiary of UBS Group AG.

www.ubs.com/am-us

PACE® Select Advisors Trust

PACE® Small/Medium Co Value Equity Investments

PACE® Small/Medium Co Growth Equity Investments

PACE® International Equity Investments

PACE Select | Information Statement—Notice

787 Seventh Avenue
New York, New York 10019

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

February 23, 2024

This communication presents only an overview of the more complete Information Statement that is available to you on the Internet relating to PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments and PACE International Equity Investments (each a "Fund," and together, the "Funds"), each a portfolio of PACE Select Advisors Trust (the "Trust"). We encourage you to access and review all of the important information contained in the Information Statement.

UBS Asset Management (Americas) Inc. ("UBS AM"), the manager of the Funds, selects subadvisors for the Funds subject to approval of the Board of Trustees (the "Board" or "Trustees") of the Trust. A significant service you receive with the Funds is the on-going oversight by UBS AM of the Funds' subadvisors.

First, we are pleased to inform you that, at the recommendation of UBS AM, the Board has appointed Victory Capital Management Inc., through its business unit branded as Integrity Asset Management ("Victory"), and ARGA Investment Management, LP ("ARGA"), to serve as new subadvisors to PACE Small/Medium Co Value Equity Investments. Victory and ARGA each assumed investment advisory responsibility with respect to separate portions (each separate portion of a Fund's assets, an "Allocated Portion") of PACE Small/Medium Co Value Equity Investments' portfolio on December 19, 2023. In addition, at the recommendation of UBS AM, the Board has terminated Huber Capital Management, LLC as subadvisor to PACE Small/Medium Co Value Equity Investments, effective as of the close of business on December 19, 2023.

Second, we are pleased to inform you that UBS AM has entered into a new investment subadvisory agreement (the "New Riverbridge Subadvisory Agreement"), on behalf of PACE Small/Medium Co Growth Equity Investments, with

Riverbridge Partners, LLC ("Riverbridge") as a result of a transaction (the "Riverbridge Transaction") that provided for the sale of a majority equity interest in Riverbridge from Northill US Holdings Inc. ("Northill") to employees of Riverbridge, effective December 14, 2023. Subsequent to the closing of the Riverbridge Transaction, Riverbridge employees increased their ownership to over 70% of the firm's equity, and Lincoln Peak Capital Management, LLC became a minority shareholder and owns the remaining equity interests in Riverbridge. The New Riverbridge Subadvisory Agreement is not expected to result in any material changes to the management of Riverbridge's Allocated Portion of PACE Small/Medium Co Growth Equity Investments, including to the relevant investment strategies, fees, or portfolio management team.

Riverbridge has been a subadvisor to PACE Small/Medium Co Growth Equity Investments since October 2005. The terms of the New Riverbridge Subadvisory Agreement are substantially identical to those of the prior investment subadvisory agreement between UBS AM and Riverbridge that was in place prior to the Riverbridge Transaction (the "Prior Riverbridge Subadvisory Agreement").

Lastly, we are pleased to inform you that UBS AM has entered into a new investment subadvisory agreement (the "New Los Angeles Capital Subadvisory Agreement"), on behalf of PACE International Equity Investments, with Los Angeles Capital Management LLC ("Los Angeles Capital") as a result of a transaction pursuant to which new equity interests in Los Angeles Capital were offered to its employees (the "Los Angeles Capital Transaction"). Upon consummation of the Los Angeles Capital Transaction, the ownership of Hal Reynolds, a founder and Co-Chief Investment Officer of Los Angeles Capital and a portfolio manager for PACE International Equity Investments, fell below 25% of the firm's voting equity. The New Los Angeles Capital Subadvisory Agreement is not expected to result in any material changes to the management of Los Angeles Capital's Allocated Portion of PACE International Equity Investments, including to the relevant investment strategies, fees, or portfolio management team.

Los Angeles Capital has been a subadvisor to PACE International Equity Investments since September 2013. The terms of the New Los Angeles Capital Subadvisory Agreement are substantially identical to those of the prior investment subadvisory agreement between UBS AM and Los Angeles Capital that was in place prior to the Los Angeles Capital Transaction (the "Prior Los Angeles Capital Subadvisory Agreement").

Sapience Investments, LLC and Kayne Anderson Rudnick Investment Management, LLC also currently serve as subadvisors of PACE Small/Medium Co Value Equity Investments. Jacobs Levy Equity Management, Inc. and Calamos Advisors LLC also currently serve as subadvisors of PACE Small/Medium Co Growth Equity Investments. Chautauqua Capital Management—a Division of Robert W. Baird & Co. Incorporated and Mondrian Investment Partners Limited also currently serve as subadvisors for PACE International Equity Investments. Each of the aforementioned subadvisors are responsible for managing an Allocated Portion of the relevant Fund's assets. Each subadvisor manages a portion of the relevant Fund's portfolio as allocated by UBS AM and overseen by the Board, with each employing different investment strategies, as discussed in the Fund's prospectus. The relative value of each subadvisor's share of the relevant Fund's assets may change over time.

Additional information about UBS AM, Victory, ARGA, Riverbridge and Los Angeles Capital, the subadvisory agreements between UBS AM and Victory, between UBS AM and ARGA, between UBS AM and Riverbridge and between UBS AM and Los Angeles Capital with respect to each Fund (each a "Subadvisory Agreement"), and the Board's approval of each Subadvisory Agreement is contained in the Information Statement.

Please note that, in reliance on exemptive relief obtained by UBS AM and the Trust from the US Securities and Exchange Commission ("SEC"), the appointments of Victory and ARGA and the approval of the investment subadvisory agreements between UBS AM and Victory, between UBS AM and ARGA, between UBS AM and Riverbridge, and between UBS AM and Los Angeles Capital on the Funds' behalf do not require a shareholder vote. Therefore, we are not asking you for a proxy, and you are requested not to send us a proxy.

This Notice of Internet Availability of the Information Statement is being mailed on or about February 28, 2024 to the Funds' shareholders of record as of February 12, 2024. The full Information Statement will be available for printing on the Funds' website at www.ubs.com/us/en/asset-management/individual-investors-and-financial-advisors/products/ii_pace.html until at least June 7, 2024. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Funds at (888) 793 8637 (select option number 1). If you would like to receive a paper or e-mail copy of the full Information Statement, you must request one.